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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 10, 1998
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                        (Date of earliest event reported)


                              NCS HEALTHCARE, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                                     0-027602                             34-1816187
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(State or other jurisdiction                         (Commission                        (I.R.S. employer
     of incorporation)                               file number)                       identification no.)



            3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (216) 514-3350
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Item 5.  Other Events.
----------------------

                  On April 10, 1998, NCS HealthCare, Inc., a Delaware corporation (the "Company"), signed a definitive agreement to acquire the long-term care pharmacy assets of Walgreen Co., an Illinois corporation ("Walgreen"). The closing of the acquisition is subject to customary closing conditions, including regulatory approval, and is expected to occur on or about June 1, 1998. The business to be acquired is based in Deerfield, Illinois and provides institutional pharmacy and ancillary services to over 200,000 long-term care residents in Arizona, Iowa, Minnesota, New Mexico, Nebraska, Tennessee, Texas and Wisconsin.



                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                NCS HEALTHCARE, INC.



                                                By:   /s/ Gerald D. Stethem
                                                     --------------------------
                                                     Gerald D. Stethem
                                                     Chief Financial Officer


Date:  April 16, 1998




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